SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


 Date of Report:  March 3, 1999
---------------------------------
(Date of earliest event reported)


                        Asset Securitization Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     33-49370                 13-3672337
----------------------------          ------------          -------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
of Incorporation)                     File Number)          Identification No.)



        Two World Financial Center, Building B, New York, New York 10281
        ----------------------------------------------------------------
                      Address of Principal Executive Office


       Registrant's telephone number, including area code:  (212) 667-9300

Item 5.  Other Events.

     Attached as Exhibit 99.1 to this Current Report are certain materials (the "Structural and Collateral Term Sheet") furnished to the Registrant by Goldman, Sachs & Co., Lehman Brothers Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Nomura Securities International, Inc. (the "Underwriters"), the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-53859) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheet by reference in the Registration Statement.

     The Structural and Collateral Term Sheet was prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheet.

     Any statement or information contained in the Structural and Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

          Exhibit No.                      Description
          -----------          ------------------------------------
             99.1              Structural and Collateral Term Sheet

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                ASSET SECURITIZATION CORPORATION


                                                By:   /s/ Michael E. Goldberg
                                                     -----------------------
                                                     Name    Michael E. Goldberg
                                                     Title:  Assistant Secretary

Date:  March 5, 1999

                                  Exhibit Index


Exhibit No.               Description                Paper (P) or Electronic (E)
-----------   ------------------------------------   ---------------------------
   99.1       Structural and Collateral Term Sheet                E